UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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TRUETT-HURST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TRUETT-HURST, INC.
May 1, 2018
Dear Fellow Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Truett-Hurst, Inc., a Delaware corporation (the “Company”) to be held at the Company’s Truett-Hurst Winery located at 5610 Dry Creek Road, Healdsburg, CA, 95448 on May 30, 2018 at 10:00 a.m., Pacific Standard Time.
The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
It is very important that you be represented at the annual meeting regardless of the number of shares you own. Whether or not you plan to attend the meeting in person, we urge you to vote as soon as possible. You may vote over the Internet, by telephone, or by signing, dating, and returning a proxy card. Voting over the Internet, by telephone or by written proxy will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend. Please review the instructions on the proxy card regarding each of these voting options.
Stockholders of record at the close of business on April 30, 2018 are entitled to notice of and to vote at the meeting and any adjournment of the meeting. The Proxy Statement and proxy are first being mailed to the Company’s stockholders on approximately May 3, 2018.
We hope you’ll join us at the Annual Meeting.
Sincerely,
/s/ Phillip L. Hurst
Phillip L. Hurst
Chief Executive Officer, Director and
Chairman of the Board of Directors

TRUETT-HURST, INC.
125 Foss Creek Circle
Healdsburg, California 95448
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Our Stockholders:
Our Annual Meeting of Stockholders (the “Annual Meeting”) will be held at the Truett-Hurst Winery located at 5610 Dry Creek Road, Healdsburg, CA 95448, on May 30, 2018 at 10:00 a.m., Pacific Standard Time.
At the Annual Meeting, you will be asked to consider and vote upon the following matters:
1.
To re-elect Class II directors, Messrs. Phillip L. Hurst, Paul E. Dolan, III, Daniel A. Carroll and Marcus Benedetti to serve for three years and until their successors have been duly elected and qualified.

2.
To ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018.

3.
To transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

These items of business are more fully described in the attached Proxy Statement. Only holders of our Class A common stock or Class B common stock at the close of business on April 30, 2018 are entitled to vote at the Annual Meeting and any adjournments thereof.
Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, (2) by telephone, or (3) by mail. For specific instructions, please refer to the information in the Proxy Statement and the instructions on the proxy card.
By Order of the Board of Directors,
/s/ Karen Weaver
Karen Weaver
Chief Financial Officer and Secretary
Healdsburg, California
May 1, 2018

Whether or not you expect to attend the meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING:
Registration will begin at 9:00 a.m. and seating will begin at 9:30 a.m. Each stockholder will need to bring proof of ownership and valid picture identification, such as a driver’s license or passport, for admission to the annual meeting. Street name holders will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices, and other electronic devices will not be permitted at the annual meeting, and all cellular phones must be silenced during the annual meeting. We realize that many cellular phones have built-in digital cameras, and, while these phones may be brought into the annual meeting, the camera function may not be used at any time.
By Order of the Board of Directors,
/s/ Karen Weaver
Chief Financial Officer and Secretary
May 1, 2018
Healdsburg, California
Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to be Held on May 30, 2018
This Proxy Statement and our Annual Report to Stockholders are available on-line at
www.truetthurstinc.com.

i

TRUETT-HURST, INC.
Proxy Statement
For the Annual Meeting of Stockholders
To Be Held on May 30, 2018
This Proxy Statement contains information relating to our Annual Meeting to be held on May 30, 2018 beginning at 10:00 a.m. Pacific Standard Time, at the Truett-Hurst Winery located at 5610 Dry Creek Road, Healdsburg, CA 95448, and at any postponements or adjournments of the annual meeting. Your proxy for the Annual Meeting is being solicited by our Board of Directors (the “Board”).
About the Annual Meeting and Voting
Purposes — At the Annual Meeting, you will be asked:
1.
To re-elect Class II directors, Messrs. Phillip L. Hurst, Paul E. Dolan, III, Daniel A. Carroll and Marcus Benedetti, to serve for three years and until their successors have been duly elected and qualified.

2.
To ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018.

3.
To transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

The Board knows of no other matters to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the proxy will vote on such other matters in accordance with their best judgment.
Record Date; Stockholders Entitled to Vote — Only holders of record of our Class A common stock and Class B common stock at the close of business on April 30, 2018, the record date, will be entitled to vote at the Annual Meeting or any adjournment thereof. Each share of common stock will be entitled to one vote. As of the record date, 4,496,383 shares of our Class A common stock and six (6) shares of our Class B common stock were outstanding and entitled to vote. Holders of our Class A common stock and Class B common stock will vote as a single class on all matters discussed in this Proxy Statement.
Quorum — A majority of the voting power of the outstanding shares of Class A common stock and Class B common stock are entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the Annual Meeting. Shares of common stock held by persons attending the annual meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and broker “non-votes,” if any, will be counted as present for purposes of determining a quorum.
Vote Required — The following proposals require your vote:
For Proposal No. 1, the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote is required to approve each named director standing for election or re-election at the Annual Meeting. If stockholders withhold their votes, including brokers holding their clients’ shares of record who cause withheld votes to be recorded, these shares will be considered present and entitled to vote at the Annual Meeting and will be counted towards determining whether a quorum is present. Withheld votes and broker non-votes (as defined below) will not be treated as votes cast with regard to Proposal No. 1.
For Proposal No. 2, the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote is required for the ratification of the selection of BPM LLP, as our independent registered public accounting firm for the year ending June 30, 2018. Abstentions will have the same effect as voting against this proposal. Brokers generally have discretionary authority to vote on the ratification of our independent auditors, and thus broker non-votes are generally not expected to result from the vote on Proposal 2. Accordingly, any broker non-votes would not have any effect on the outcome of this proposal.

A representative of American Stock Transfer & Trust Company, LLC, our transfer agent, will tabulate the votes.
Dissenters’ Rights — No dissenters’ rights are provided under the Delaware General Corporation Law, our Amended and Restated Certificate of Incorporation or our bylaws with respect to any of the proposals described in this Proxy Statement.
Board Recommendation — Our Board has unanimously approved and recommends that an affirmative vote be cast “FOR” each director standing for election or re-election, and “FOR” the ratification of the selection of BPM LLP, as our independent registered public accounting firm.
Voting Your Shares — If you are a registered stockholder, you may submit your proxy by U.S. Mail, internet or telephone and following the instructions in the proxy card. The deadline for submitting your proxy by internet or telephone is 11:59 a.m. Pacific Time the day before the Annual Meeting date. The designated proxy will vote according to your instructions. You may also attend the annual meeting and vote in person.
If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with instructions that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement. If you wish to change your voting instructions after you have returned a voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.
If you sign and submit your proxy without specifying how you would like your shares voted, your shares will be voted in accordance with the Board of Director’s recommendations specified below and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the annual meeting.
Changing Your Vote by Revoking Your Proxy — If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Secretary either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the annual meeting in person, you may ask the judge of elections to suspend your proxy holder’s power to vote and you may submit another proxy or vote by ballot. Your attendance at the annual meeting will not by itself revoke a previously granted proxy.
If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.
Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to:
Truett-Hurst, Inc.
P.O. Box 1532
Healdsburg, CA, 95448
Attention: Corporate Secretary
Voting in Person
Broker Non-Votes — Under the rules that govern brokers who have record ownership of shares that they hold in “street name” for their clients who are the beneficial owners of the shares, brokers normally have discretion to vote such shares on routine matters, such as ratifications of independent registered public accounting firms, but not on non-routine matters. Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted on a proposal because the broker nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. We urge you to provide instructions to your broker so that your votes may be counted on this important matter.

Adjournment of Annual Meeting
If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting.
Assistance
If you need assistance in voting over the Internet or completing your proxy card or have questions regarding the annual meeting, please contact Investor Relations at 707.431.4423 or ir@truetthurstinc.com or write to: Truett-Hurst, Inc., P.O. Box 1532, Healdsburg, California 95448, Attention: Investor Relations.
Implications of being an “emerging growth company”
We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, enacted on April 5, 2012 (the “JOBS Act”). For as long as we are an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding stockholder advisory “say-on-pay” votes on executive compensation and stockholder advisory votes on golden parachute compensation.
Under the JOBS Act, we will remain an “emerging growth company” until the earliest of:
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the last day of the fiscal year during which we have total annual gross revenues of  $1 billion or more;

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the last day of the fiscal year following the fifth anniversary of our initial public offering, which is June 30, 2018;

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the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and

•
the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (i) more than $700 million in outstanding common equity held by our non-affiliates and (ii) been public for at least 12 months; the value of our outstanding common equity will be measured each year on the last day of our second fiscal quarter).

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

PROPOSAL NO. 1 — RE-ELECTION OF DIRECTORS
Proposal No. 1 is the proposed re-election of four incumbent director nominees to each serve for a three year term as a Class II director with the term expiring at the 2020 annual meeting or until such director’s earlier death, resignation or removal.
Pursuant to our Amended and Restated Certificate of Incorporation, the Board is divided into three classes, designated as Class I, Class II and Class III, the terms of which expire alternately over a three-year period. At each annual meeting of stockholders, successors to directors whose terms expire at that meeting will be elected for three-year terms. Our Board is currently divided into the following classes: Class I directors consist of Mr. Barrie Graham and Mr. Spencer Grimes; Class II directors consist of Mr. Phillip L. Hurst, Mr. Paul E. Dolan, III, Mr. Daniel A. Carroll, and Mr. Marcus Benedetti; and Class III directors consist of Ms. Gerry Hansen.
Our bylaws provide that our Board shall be comprised of not less than five nor more than nine directors, with the exact number to be fixed by resolution of the Board. The Board is currently comprised of seven directors. The Board periodically reviews the appropriate size of the Board. The Board sets its size so that the Board will possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives and to maintain a sufficient number of independent directors.
Based on the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. Hurst, Mr. Dolan, Mr. Carroll and Mr. Benedetti, currently Class II directors, for re-election to the Board. The Board believes that the re-election of Mr. Hurst, Mr. Dolan, Mr. Carroll and Mr. Benedetti is important to the future success of our company and is in the best interests of all of our stockholders. Information regarding the business experience of each nominee and the particular experience, qualifications, attributes, or skills that qualify that person to serve as a director of the Company is provided below.
Class III and Class I directors will stand for re-election or election at the 2018 and 2019 annual meetings of stockholders, respectively. Unless otherwise provided by law, any vacancy on the Board, including a vacancy created by an increase in the authorized number of directors, may only be filled by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum. Any director elected in accordance with the preceding sentence shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or his or her earlier death, resignation or removal.
If re-elected at the Annual Meeting, each nominee will serve for three years and until his successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. If any nominee is unable or unwilling to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), the stockholders may vote for a substitute nominee chosen by the present Board to fill the vacancy. In the alternative, the stockholders may vote for just the remaining nominee or nominees, leaving a vacancy or vacancies that may be filled at a later date by the Board. Alternatively, the Board may reduce the size of the Board.
Criteria for Nomination to the Board
Director Qualifications
There are no specific, minimum qualifications that the Board shall require to be met by a director nominee recommended for membership on the Board, nor are there any specific qualities or skills that are necessary for one or more of the Company’s directors to possess, other than as are necessary to meet any requirements under rules and regulations (including any stock exchange rules) applicable to the Company. Notwithstanding the foregoing, the Nominating and Governance Committee assessment of the nominees included consideration of the following minimum qualifications:
•
nominees must have experience at a strategic or policy making level in a business, government, non-profit or academic organization of high standing;

•
nominees must be highly accomplished in their respective field, with superior credentials and recognition;

•
nominees must be well regarded in the community and shall have a long-term reputation for the highest ethical and moral standards;

•
nominees must have sufficient time and availability to devote to the affairs of the Company;

•
nominees must be free of conflicts of interest and potential conflicts of interest, in particular with relationships with other Boards; and

•
nominees must, to the extent such nominee serves or has previously served on other Boards, demonstrate a history of actively contributing at Board meetings.

The Board seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. Candidates for director nominee who do not meet all of these criteria may still be considered for nomination to the Board, if the Nominating and Governance Committee believes that the candidate will make an exceptional contribution to us and our stockholders. The Nominating and Governance Committee considers diversity in evaluating candidates for director with respect to the contribution that individual diversity of professional skills and experiences makes to overall Board effectiveness Certain information is given below for the nominees for directors, directors standing for re-election and for each director whose term of office will continue after the Annual Meeting.
Process for Identifying and Evaluating Director Nominees
The Board delegates the selection and nomination process to the Nominating and Governance Committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process as appropriate.
Generally, the Nominating and Governance Committee identifies candidates for director nominee in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Governance Committee deems to be helpful to identify candidates. The Nominating and Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Governance Committee deems to be helpful in the evaluation process. The Nominating and Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the Nominating and Governance Committee recommends candidates for the Board’s approval as director nominees for election to the Board. The Nominating and Governance Committee also recommends candidates to the Board for appointment to the committees of the Board.
Nominees Standing for Election and Re-election as Class II Directors
Upon the unanimous recommendation of the Nominating and Governance Committee, the Board has unanimously nominated the following nominees for re-election and election, respectively, as director at the Annual Meeting:
Name	Age	Principal Position	Director Since
Phillip L. Hurst	54	President, Chief Executive Officer and Director	2012
Paul E. Dolan, III	67	Director	2012
Daniel A. Carroll(1)(3)	57	Director	2012
Marcus Benedetti(1)(2)	42	Director	2014

(1)
Audit Committee member

(2)
Compensation Committee member

(3)
Nominating and Governance Committee member

Phillip L. Hurst.   Phillip L. Hurst began his career in the wine industry in 1985 at Fetzer Vineyards when he was hired by Paul E. Dolan, III to help make premium wines and build the brand. Fetzer Vineyards was sold to the Brown-Forman Corporation in 1992, and Mr. Hurst left in 1998 to run International Sales and Marketing for Golden State Vintners, Inc. which needed to bolster the senior management team for the launch of its initial public offering. During his time at Golden State Vintners, Inc. (1998 – 1999), Mr. Hurst met his future partners in what was to become one of the world’s largest private label beer, wine and spirits companies, Winery Exchange Inc. As co-founder and Senior Vice President of Sales and Marketing from 1999 to 2007, he helped grow the company to over $100 million in sales in less than 10 years. Mr. Hurst sold his stake in the company to partner with his longtime friend and mentor, Paul E. Dolan, III, to follow their dream of buying and building super-premium wineries and vineyards in California’s premier appellations. Mr. Hurst has a winemaking degree from University of California-Davis. Mr. Hurst has served as President, Chief Executive Officer and a managing member of the LLC since 2007 and as President, Chief Executive Officer and Director of Truett-Hurst, Inc. since 2012. The Nominating and Governance Committee and the Board selected Mr. Hurst to serve on our Board due to his extensive knowledge of our operations, competitive challenges and opportunities gained through his position as our President and Chief Executive Officer as well as his extensive experience and education in winemaking.
Paul E. Dolan, III.   Paul E. Dolan, III has been involved in the wine business since 1975 and is considered the founding father of organics and biodynamic in the California wine industry. Mr. Paul E. Dolan, III started his winemaking career with what was then a small winery in Mendocino, Fetzer Vineyards, in 1977 and then helped the Fetzer family grow to one of the premier California wineries, selling over three million cases. Mr. Paul E. Dolan, III managed the company as President for the new owners, the Brown-Forman Corporation, from 1992 to 2002. He has served as Chairman of the Wine Institute (1990 – 2012) and became the first Chairman of the Sustainable Winegrowers Alliance (2002 – 2003). Mr. Dolan holds a Bachelor of Arts in Finance from the University of Santa Clara and a Master of Science in Enology from the University of California-Fresno. Mr. Paul E. Dolan, III is also author of True to Your Roots: Fermenting a Business Revolution. Mr. Paul E. Dolan, III has served as a managing member of the LLC since 2010 and a Director of Truett-Hurst, Inc. since 2012. The Nominating and Governance Committee and the Board selected Mr. Paul E. Dolan, III to serve on our Board due to his extensive knowledge of our business, which he gained as one of our founders, as well as his experience in building wine companies and leadership in developing and promoting sustainable farming techniques.
Daniel A. Carroll.   Dan Carroll served as a partner/managing director of TPG Capital L.P. from 1995 to present. He has served on the Board of Shenzhen Development Bank (China) (2005 – 2010), Myer Department Stores, Ltd (Australia) (2006 – 2009), Bank Thai, Ltd (Thailand) (2007 – 2009) and Healthscope Australia (2010 – 2011). Mr. Carroll received a Bachelor of Arts from Harvard University in 1982 and a Master of Business Administration from Stanford University Graduate School of Business in 1986. Mr. Carroll has served as a managing member of H.D.D. LLC (“LLC”) and a Director of Truett-Hurst, Inc. since 2012. The Nominating and Governance Committee and the Board selected Mr. Carroll to serve on our Board due to his extensive experience in executive management oversight, private equity, capital markets and transactional matters.
Marcus Benedetti.   Marcus Benedetti is President and Chief Executive Officer of Clover Stornetta Farms Inc. (“Clover”). Clover is a leading manufacturer and distributor of milk and dairy products in California, Nevada and Arizona, known for sustainable agricultural practices and non-GMO, non-RBST products. Mr. Benedetti joined Clover in 2000 and was named CEO and a Board Member in 2006. Mr. Benedetti serves as a Board member of the Association of Independent Dairies of America, the Dairy Institute of California, and as an honorary advisory Board member for the UC Davis Agriculture Sustainability Institute, Community Foundation of Sonoma County and Social Advocates for Youth. Mr. Benedetti holds a Business of Administration degree from the University of Alaska. The Nominating and Governance Committee selected Mr. Benedetti to serve on our Board due to his wealth of knowledge and experience developing, producing and selling consumer products to retailers in the western United States.

Directors Continuing In Office (Class I and Class III)
In alphabetical order, below are the names of our current presiding directors and certain information about them, including their ages.
Name	Age	Principal Position	Director Since
Barrie Graham(2)(3)	69	Director	2012
Spencer Grimes(3)	51	Director	2017
Gerry Hansen(1)(2)	63	Director	2018

(1)
Audit Committee member

(2)
Compensation Committee member

(3)
Nominating and Governance Committee member

Barrie Graham.   Barrie Graham has over 25 years of experience in commercial and investment banking. Mr. Graham served as Chief Operating Officer of WR Hambrecht & Co. (2011 – 2013); President, Chief Executive Officer and Director of Exchange Bank (1995 – 2008), and as a Senior Manager at Wells Fargo (1985 – 1995). Mr. Graham is a former Director and past-Chairman of the Pacific Coast Banking School at the University of Washington-Seattle (1998 – 2011, Chairman 2009 – 2010), a former Director of the California Bankers Association (2004 – 2008), a former President and Chief Executive Officer of hybridCore Homes (2009 – 2011). Mr. Graham is Chairman of the Marines Memorial Association in San Francisco, a Director of Empire Law School (2004 – Present) and serves on numerous other non-profits. Mr. Graham is a former Marine Infantry Officer and has served as a managing member of the LLC since 2011 and a Director of Truett-Hurst, Inc. since 2012. The Nominating and Governance Committee and the Board selected Mr. Graham to serve on our Board due to his experience in executive management oversight, accounting and financial transactions.
Spencer Grimes.   Spencer Grimes is Managing Partner of Twinleaf Management LLC, a Connecticut-based investment advisor (“Twinleaf”). Twinleaf constructs and manages client portfolios with an exclusive focus on undervalued small capitalization equities. Twinleaf currently owns approximately 9.68% of the Company’s shares of Class A common stock. See “Security Ownership of Certain Beneficial Owners and Management” below. Prior to founding Twinleaf in 2011, Mr. Grimes was a private equity investor at BG Media Partners and Sequence LLC. From 1996 to 2000, he was an equity research analyst at Citigroup Smith Barney. Early in his career, he held sales and marketing positions at Viacom, Inc., a global entertainment company. Mr. Grimes is also currently an adjunct professor at The New School in New York, teaching a graduate level finance course. He holds a Bachelor of Arts from The University of Virginia and a Masters of Business Administration from Emory University in Atlanta. The Nominating and Governance Committee and the Board selected Mr. Grimes to serve on our Board due to his experience in executive management oversight and finance. He is a board director at The Meet Group, Inc. (Nasdaq: MEET).
Gerry Hansen.   Gerry Hansen has served as an Executive Coach and Consultant since 2008 with Hansen Coaching and Consulting. Previously, Ms. Hansen served in various roles at Charles Schwab & Co, Inc. and Charles Schwab Europe from 1994 – 2000, including Senior Vice President, in which she had responsibility for a variety of financial, accounting and operating functions. Ms. Hansen is the Audit Committee chairwoman and the Audit Committee’s financial expert. The Nominating and Governance Committee and the Board selected Ms. Hansen to serve on our Board due to her financial, accounting and executive management oversight experience.
THE BOARD RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF CLASS II DIRECTORS,
MR. PHILLIP L. HURST, MR. PAUL E. DOLAN, III, MR. DANIEL A. CARROLL AND
MR. MARCUS BENEDETTI, AS CLASS II DIRECTORS OF TRUETT-HURST, INC.
TO SERVE FOR THREE YEARS AND UNTIL THEIR SUCCESSORS HAVE BEEN
DULY ELECTED AND QUALIFIED.

Committees and Meetings of the Board
The membership of each of the Board’s standing committees as of April 30, 2018, is indicated in the table below:
Director	Audit	Compensation	Nominating and Governance
Marcus Benedetti	X	X
Daniel A. Carroll	X		X
Gerry Hansen	X	X
Barrie Graham		X	X
Spencer Grimes			X
Each year the Board and the Audit, Compensation, and Nominating and Governance committees complete an internal self-evaluation. The self-evaluations are discussed within each committee and then by the Board as a whole, including any areas for improvement.
Board Committees
Our Board has established an Audit Committee, a Compensation Committee and Nominating and Governance Committee, which have the composition and responsibilities described below. Each committee operates under a charter that has been approved by the Board and current copies of these charters are posted on our website, https://www.truetthurstinc.com/corporate-governance/. The information on our website is not incorporated by reference and is not part of this Proxy Statement.
Audit Committee
We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is composed of Marcus Benedetti, Daniel A. Carroll and Gerry Hansen. All are non-employee members of our Board. Gerry Hansen is our Audit Committee chairwoman. Ms. Hansen is considered an “audit committee financial expert,” as currently defined under the SEC and NASDAQ rules. Our Board has determined that Mr. Benedetti, Mr. Carroll, and Ms. Hansen are independent within the meaning of the applicable SEC rules and the listing standards of NASDAQ.
Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee evaluates the independent registered public accounting firm’s qualifications, independence and performance; determines the engagement of the independent registered public accounting firm; reviews and approves the scope of the annual audit and the audit fee; discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements; approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our engagement team as required by law; reviews our critical accounting policies and estimates; and will annually review the Audit Committee charter and the committee’s performance. The Audit Committee operates under a written charter adopted by the Board that satisfies the applicable standards of NASDAQ.
Compensation Committee
Our Compensation Committee is composed of Marcus Benedetti, Barrie Graham and Gerry Hansen. Mr. Graham is our Compensation Committee chairman.
Our Compensation Committee reviews and recommends policies relating to the compensation and benefits of our officers. The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and makes recommendations to the Board regarding compensation of these officers based on such evaluations. The Compensation Committee will administer the issuance of stock options and other awards under our stock plans. The Compensation Committee reviews and evaluates, at least annually, its own performance. The Compensation Committee operates under a written charter adopted by the Board that satisfies the applicable standards of NASDAQ.
Compensation Committee Interlocks and Insider Participation
Our Company was formed as a Delaware corporation on December 10, 2012. Pursuant to a re-organization into a holding corporation structure, we became a holding corporation and our sole asset is a managing member’s equity interest in the LLC. We operate and control all of the businesses and affairs of the LLC and, through the LLC, continue to conduct our business.
None of our executive officers currently serves or in the past year has served as a member of the Board or Compensation Committee of any other entity that has one or more executive officers serving on our Board. Historically, the following managing members of the LLC participated in deliberations regarding the compensation of the LLC’s executive officers: Phillip L. Hurst, Paul E. Dolan, III, Heath E. Dolan, Barrie Graham and Daniel A. Carroll.
Nominating and Governance Committee
Our Nominating and Governance Committee is composed of Daniel A. Carroll, Barrie Graham and Spencer Grimes, and Mr. Carroll is our Nominating and Governance Committee chairman. Our Nominating and Governance Committee is responsible for making recommendations regarding candidates for directorships and the size and the composition of our Board. In addition, the Nominating and Governance Committee is responsible for overseeing our corporate governance principles and making recommendations concerning governance matters. The Nominating and Governance Committee operates under a written charter adopted by the Board that satisfies the applicable standards of NASDAQ.
The Nominating and Governance Committee’s purpose is to monitor and oversee matters of corporate governance, including the evaluation of the Board’ performance and processes and the “independence” of directors, and select, evaluate and recommend to the Board qualified candidates for election or appointment to the Board. The Nominating and Governance Committee identifies director candidates through recommendations made by members of the Board, management, stockholders and others, including the possibility of a search firm. The Nominating and Governance Committee does consider nominations from its stockholders made pursuant to Section 2.10 of our bylaws. The applicable procedures from Section 2.10 of our bylaws include, but are not limited to, the following. Stockholders wishing to submit nomination recommendations to the Nominating and Governance Committee should review Section 2.10 of our bylaws in their entirety as the below summary is incomplete.
•
Timeliness.   To be timely, notice by the stockholder must be delivered to the Secretary at the Corporation’s principal executive offices not later than 90 days prior to the date of the annual meeting.

•
Substance of Notice.   The stockholder’s notice relating to director nomination(s) must set forth, among other things more fully discussed in Section 2.10 of our bylaws, the following:

◦
as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Corporation which are beneficially owned by the person, (iv) a statement whether such person, if elected, intends to tender a resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would face re-election and upon acceptance of such resignation by the Board and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act; and

◦
as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the Corporation which are beneficially owned by the stockholder.

At a minimum, a Board nominee should have significant management or leadership experience which is relevant to the Company’s business, as well as personal and professional integrity. The Board believes it is in the best interest of the Company and its stockholders to identify and select highly-qualified candidates to serve as directors and for the Board to be comprised of a diverse group of individuals with different backgrounds and perspectives. Recommendations are developed based on the nominee’s own knowledge and experience in a variety of fields, and research conducted by the Company’s staff at the Nominating and Governance Committee’s direction.
Board Meetings and Attendance
There were seven meetings held by the Board for the fiscal year ended June 30, 2017. The Audit Committee had five meetings, the Compensation Committee had one meeting and the Nominating & Governance Committee did not meet for the fiscal year ended June 30, 2017. The Board requires that directors make a reasonable effort to attend the Company’s annual stockholder meeting.
Director Compensation
Board Role in Risk Oversight
Our Board as a whole has responsibility for overseeing our risk management. The Board exercises this oversight responsibility directly and through its committees. The oversight responsibility of the Board and its committees is informed by reports from our management team that are designed to provide visibility to the Board about the identification and assessment of key risks and our risk mitigation strategies. The full Board has primary responsibility for evaluating strategic and operational risk management, and succession planning. Our Audit Committee has the responsibility for overseeing our major financial and accounting risk exposures and the steps our management has taken to monitor and control these exposures, including policies and procedures for assessing and managing risk. Our Audit Committee also reviews programs for promoting and monitoring compliance with legal and regulatory requirements. Our Compensation Committee evaluates risks arising from our compensation policies and practices. The Audit Committee and the Compensation Committee provide reports to the full Board regarding these and other matters.
Director Compensation
Under our current director compensation program, we provide compensation to our directors who are not employed by us or any of our subsidiaries (referred to herein as “non-employee directors”) as follows:
Annual Retainer	$15,000
Quarterly Meeting Fee	$2,500 per meeting
Audit Committee Chair Retainer	$10,000
Compensation Committee Chair Retainer	$5,000
Nominating and Governance Committee Chair Retainer	$5,000
These retainers and fees are paid to the non-employee directors solely in the form of restricted stock units that generally vest over a one-year period following the date of grant. The non-employee director awards are typically granted in or around December each year. Non-employee directors may also be reimbursed for travel, food, lodging and other expenses directly related to their activities as directors.
Under our director compensation program in effect for fiscal 2017, retainer and meeting fees for Messrs. Benedetti, Fruth, Graham, and Weber were granted in the form of restricted stock units in April 2017, with the applicable dollar amounts being converted to shares based on the closing price of our common stock on the grant date. Each of these awards vested on December 24, 2017. The other non-employee directors declined to receive any award grants for fiscal 2017.
Directors who also serve as employees receive no additional compensation for their service as directors. During the fiscal year ended June 30, 2017, Mr. Hurst, our President and Chief Executive Officer, was our employee as well as a member of the Board of Directors and thus received no additional compensation for service as a director. See the section titled “Executive Compensation” below for more information about Mr. Hurst’s compensation for the fiscal year ended June 30, 2017.

The following table sets forth the total compensation paid to our non-employee directors for their service on our board of directors during 2017:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Marcus Benedetti	—	10,000	—	—	10,000
Daniel A. Carroll	—	—	—	—	—
Heath A. Dolan(3)	—	—	—	—	—
Paul E. Dolan, III	—	—	—	—	—
John D. Fruth(4)	—	20,000	—	—	20,000
Barrie Graham	—	22,500	—	—	22,500
Spencer Grimes	—	—	—	—	—
Paul J. Weber(5)	—	22,500	—	—	22,500

(1)
The amounts reported in these columns represent the aggregate grant date fair value of stock and option awards granted to the non-employee directors in fiscal 2017. These values have been determined under the principles used to calculate the value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the discussion of equity-based awards contained in Note 10, Stock-Based Compensation, to our consolidated financial statements for the year ended June 30, 2017 included in our Annual Report on Form 10-K, filed with the SEC on October 13, 2017.

(2)
As of June 30, 2017, our non-employee directors held outstanding and unvested restricted stock unit awards with respect to the following number of shares: Mr. Benedetti, 7,700, Mr. Carroll, 0, Mr. H. Dolan, 0, Mr. P. Dolan, 0, Mr. Fruth, 8,889, Mr. Graham, 10,000, Mr. Grimes, 0, and Mr. Weber, 10,000. None of our non-employee directors held outstanding stock options on that date.

(3)
Mr. Heath Dolan resigned as a member of the Board of Directors effective May 19, 2017.

(4)
Mr. Fruth resigned as a member of the Board of Directors effective May 19, 2017.

(5)
Mr. Weber resigned as a member of the Board of Directors effective April 15, 2018.

Stockholder Communications with the Board
Stockholders may send communications to our Board, including any individual director or the directors as a group, by mailing such communications to Truett-Hurst, Inc., P.O. Box 1532, Healdsburg, California 95448, and Attention: Corporate Secretary. Such correspondence shall be addressed to the Board or any individual director by either name or title.
All communications received as set forth in the preceding paragraph will be opened by our Acting Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to our Board or any individual director, our Corporate Secretary will make sufficient copies of the contents to send to each director to which the envelope is addressed.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including the Chief Executive Officer and Chief Financial Officer. These individuals are required to abide by the Code of Business Conduct and Ethics to ensure that the business is conducted in a consistently legal and ethical manner. Our Code of Business Conduct and Ethics covers all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of its business. Any waivers of the Code of Business Conduct and Ethics for directors or executive officers must be approved by the Board. The full text of our Code of Business Conduct and Ethics is published on our website at https://www.truetthurstinc.com/corporate-governance. A hardcopy can be requested via mail to our P.O. Box, attention: Corporate Matters, and will be mailed without charge. P.O. Box 1532, Healdsburg, CA 95448.
We intend to disclose future amendments to, or waivers from, provisions of its Code of Business Conduct and Ethics on our website within four business days following the date of such amendment or waiver.
Executive Compensation
Compensation Discussion and Analysis
Our executive compensation program is straightforward. We provide our executives with an annual base salary as a fixed, stable form of compensation and an annual cash bonus opportunity to create additional performance incentives for our executives. We also from time to time grant our executives equity-based awards to provide an additional incentive to grow our business and further link the interests of our executives with those of our stockholders. Our Compensation Committee reviews our executive officers’ overall compensation packages on an annual basis or more frequently as it deems warranted.
As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” (as such term is defined under applicable securities laws). These rules require that we disclose the compensation for our principal executive officer and our two most highly compensated executive officers other than our principal executive officer. In certain cases, disclosure may also be required for individuals who served as executive officers for a portion of the fiscal year but were not serving as executive officers at the end of the year.

The table below sets forth the annual compensation for services rendered during fiscal 2016 and 2017 by Phillip L. Hurst, our President and Chief Executive Officer, Evan B. Meyer, our former Chief Financial Officer, and Paul Forgue, our former Chief Financial Officer and Chief Operations Officer. These individuals are referred to as our “named executive officers.”
Summary Compensation Table — Fiscal 2016 – 2017
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(3)	Total ($)
Phillip L. Hurst President and Chief Executive Officer	2017	322,351	—	—	—	—	10,800	333,151
	2016	273,601	50,000	—	—	—	10,800	334,401
Evan B. Meyer(4) Former Chief Financial Officer	2017	182,983	—	—	80,500	—	31,600	295,083
Paul Forgue(5) Former Chief Financial Officer and Chief Operations Officer	2017	115,817	—	—	—	—	8,500	124,317
	2016	275,003	50,000	—	100,000	—	—	425,003

(1)
The amounts reported in the “Bonus” column represent cash bonuses awarded to our executives for the applicable fiscal year under our executive bonus plan described below.

(2)
The amounts reported in these columns represent the aggregate grant date fair value of stock and option awards granted to the named executive officers in the applicable fiscal year. These values have been determined under the principles used to calculate the value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the discussion of equity-based awards contained in Note 10, Stock-Based Compensation, to our consolidated financial statements for the year ended June 30, 2017 included in our Annual Report on Form 10-K, filed with the SEC on October 13, 2017 (or, for awards granted prior to fiscal 2017, the corresponding note to our consolidated financial statements for the applicable fiscal year).

(3)
The amounts reported in the “All Other Compensation” column for 2017 include, for Mr. Hurst, an automobile allowance of  $900 a month and, for Mr. Meyer, $31,600 in housing costs paid by the Company.

(4)
Mr. Meyer commenced employment with the Company effective October 26, 2016. His employment with the Company terminated, effective March 30, 2018.

(5)
Mr. Forgue terminated employment with the Company on October 3, 2016. The amount in the “Salary” column includes $23,978 for the payment of his accrued paid time off, and the amount in the “All Other Compensation” column includes $8,500 for consulting services he provided to the Company in fiscal 2017 following the termination of his employment.

Outstanding Equity Awards as of June 30, 2017
The following table provides information regarding outstanding stock options held by each of our named executive officers as of June 30, 2017, including the vesting dates for the portions of these awards that had not vested as of that date. Our named executive officers did not hold any outstanding equity awards other than options as of that date.
Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Phillip L. Hurst	—	—	—	—	—
Evan B. Meyer	10/26/2016	17,500	52,500(1)	1.64	10/26/2026
Paul Forgue(2)	—	—	—	—	—

(1)
This option was 25% vested on the grant date and vests as to the remaining 75% of the option in four annual installments, with the first installment vesting on October 26, 2017.

(2)
Mr. Forgue terminated employment with the Company on October 3, 2016.

Executive Employment and Severance Agreements
We entered into an offer letter with Mr. Meyer in September 2016 that provided for him to receive an initial base salary of  $275,000 and an annual bonus of 20% of the bonus pool established each year under our executive bonus plan described below. The letter also provided for Mr. Meyer to receive a grant of 70,000 stock options upon joining the Company. If a majority interest in the Company was sold and Mr. Meyer’s employment was terminated due to the sale within the first 18 months of his employment with the Company, he would be entitled to severance equal to 12 months of his initial base salary.
Executive Bonus Plan
We provide our named executive officers the opportunity to receive a cash incentive bonus each fiscal year under our executive bonus plan. Under the plan, a bonus pool equal to 50% of our net income for the fiscal year (up to a maximum pool amount of  $500,000) is established, and each participant in the plan is entitled to receive a specified percentage of the pool, subject to the participant’s continued employment with the Company in good standing through the bonus payment date. For fiscal 2017, Mr. Hurst was eligible to receive a 25% share of this bonus pool, and Mr. Meyer was eligible to receive a 20% share of this bonus pool pursuant to his offer letter described above. The Company determined that no bonuses would be awarded under the plan for fiscal 2017 as the Company did not have positive net income for the year.
Equity Incentive Plan
From time to time, the Company grants equity incentive awards to our named executive officers and other selected employees. Such awards are granted under, and are subject to, the terms of the Company’s 2012 Stock Incentive Plan (the “2012 Plan”). The 2012 Plan is administered by the Compensation Committee of our Board of Directors. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under the 2012 Plan (including making appropriate adjustments to reflect stock splits and similar events). Employees, directors and consultants of the Company and its subsidiaries and affiliates are eligible for award grants under the 2012 Plan. Awards of stock options, stock appreciation rights, restricted stock, restricted stock units and other awards may be granted under the plan.
Awards granted under the 2012 Plan are generally only transferable to a beneficiary of a named executive officer upon his death. However, the Compensation Committee may establish procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable securities laws and, with limited exceptions set forth in the plan document, are not made for value.

Under the terms of the 2012 Plan, if there is a change in control of the Company, outstanding awards granted under the plan (including awards held by our named executive officers) will generally terminate unless the Compensation Committee provides for the substitution, assumption, exchange or other continuation of the outstanding awards. The Compensation Committee has discretion to provide for outstanding awards to become vested in connection with the change in control transaction.
In October 2016, we granted Mr. Meyer an option under the 2012 Plan with respect to 70,000 shares of our common stock in connection with his commencing employment as our Chief Financial Officer. The option has a per-share exercise price of  $1.64, has a maximum term of 10 years (subject to early termination in connection with a termination of Mr. Meyer’s employment of a change in control of the Company), and vested 25% upon grant and, as to the remaining 75% of the option, vests in four annual installments as measured from the grant date.
We did not grant any other stock options or equity awards to any of the named executive officers during fiscal 2017. In July 2017, we granted Mr. Meyer 50,000 options with an exercise price of  $2.08 per share and a maximum term of 10 years (subject to early termination in connection with a termination of Mr. Meyer’s employment of a change in control of the Company). The option was 25% vested upon grant, and the remaining 75% vests in three annual installments thereafter. In October 2017, we granted Mr. Meyer an award of 10,000 restricted stock units that vests in four annual installments and an award of 50,000 restricted stock units that vests if a change in control of the Company occurs during Mr. Meyer’s employment with the Company. Each unit represents the right to receive a share of the Company’s common stock upon vesting of the unit.
Other Benefits
The named executive officers are entitled to participate in the Company’s health and welfare plans on the same terms as other employees generally. We do not maintain any retirement plan for our employees. We also do not provide any material perquisites to our executives, other than a car allowance of  $900 per month to Mr. Hurst and certain housing benefits as we deem appropriate from time to time.
We also provide all full-time employees, including our named executive officers, with the opportunity to participate in a defined contribution 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer a percentage of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees. Currently, we make matching contributions of 25% of an employee’s deferrals up to 4% of the employee’s eligible compensation under the plan.
Separation Agreement
As noted above, Mr. Meyer’s employment with the Company terminated effective March 30, 2018. In connection with his termination, the Company and Mr. Meyer entered into a separation agreement that provides for him to receive a cash severance payment of  $144,500, to be paid in two monthly installments, and payment of his COBRA premiums for continuation of health benefits for up to six months. In addition, Mr. Meyer’s outstanding equity-based awards granted by the Company that were unvested on the date of his termination became fully vested and, in the case of options, exercisable. The separation agreement also includes Mr. Meyer’s release of claims and certain other covenants in favor of the Company.

Equity Compensation Plan Information
We currently maintain the 2012 Stock Incentive Plan (the “2012 Plan”), which has been approved by our stockholders. The following table sets forth information with respect to the 2012 as of June 30, 2017.
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plans Approved by Stockholders	250,966(1)	$1.67	481,486(2)
Plan Not Approved by Stockholders	—	—	—
Totals	250,966	$1.67	481,486

(1)
215,000 of these shares were subject to stock options then outstanding under the 2012 Plan, and 35,966 of these shares were to subject to restricted stock unit awards outstanding under the 2012 Plan. The weighted-average exercise price presented in column (b) of the table above does not take restricted stock unit awards into account.

(2)
All of these shares were available for issuance under the 2012 Plan. The shares available under the 2012 Plan may be used for any type of award authorized under the 2012 Plan, including stock options, stock appreciation rights, stock awards, restricted stock, restricted stock units and other awards payable in shares of our common stock.

Limitations of Liability and Indemnification Matters
Our certificate of incorporation and our bylaws provide that we shall indemnify our directors and executive officers and shall indemnify our other officers and employees and other agents to the fullest extent permitted by law. We believe that indemnification under our bylaws covers at least negligence and gross negligence on the part of indemnified parties. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether our bylaws would permit indemnification.
We believe that these provisions are necessary to attract and retain qualified persons as directors and executive officers. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, the opinion of the SEC is that such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
In addition, we maintain standard policies of insurance under which coverage is provided to our directors and officers against loss arising from claims made by reason of breach of duty or other wrongful act, and to us with respect to payments which may be made by us to such directors and officers pursuant to the above indemnification provisions or otherwise as a matter of law. We also make available standard life insurance and accidental death and disability insurance policies to our employees.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding beneficial ownership of the Class A and Class B common stock as of March 15, 2018 (i) by each person who is known by us to beneficially own more than 5% of the outstanding shares of our Class A common stock, (ii) by each of our directors, (iii) by each of our named executive officers, and (iv) by all directors and executive officers as a group.
The table is based upon information supplied by directors, officers and principal stockholders. Applicable percentage ownership for each stockholder is based on 4,496,383 shares of Class A common stock and six (6) shares of Class B Common Stock, outstanding as of March 15, 2018, together with applicable vested restricted stock units for such stockholders. Beneficial ownership is determined in accordance with the SEC rules and generally includes voting or investment power with respect to securities, subject to community property laws where applicable. Shares of common stock subject to restricted stock awards are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not treated as outstanding for computing the percentage ownership of any other person.
Name and Address	Class A Common Stock	Class B Common Stock(14)	Class A Percentage of Shares Beneficially Owned	Class B Percentage of Shares Beneficially Owned
Bard Associates(1)	457,844	—	10.18%	—
North Star Investment Management Corporation(2)	885,034	—	19.68%	—
Twinleaf Management, LLC(3)	408,106	—	9.08%	—
Directors and Officers
Marcus Benedetti(4)	18,365	—	*	—
Daniel A. Carroll(5)	38,700	1	*	17%
Paul E. Dolan, III(6)	4,600	1	*	17%
Paul Forgue(7)	300	—	*	—
Barrie Graham(8)	39,859	1	*	17%
Spencer Grimes(9)	444,184	—	9.88%	—
Gerry Hansen	0	—	*	—
Phillip L. Hurst(10)	440	1	*	17%
Evan Meyer(11)	180,000	—	4.0%	—
Jason Strobbe(12)	17,500	—	*	—
Karen Weaver	—	—	—	—
Paul J. Weber(13)	23,554	—	*	—
All directors and executive officers as a group (11 persons)	767,502	4	17.07%	66.67%

*
Less than 1%.

(1)
The address of Bard Associates, Inc. is 135 S. LaSalle St., Suite 3700, Chicago IL, 60603. Comprises of 1,794 shares of Class A common stock in which Bard Associates, Inc. has the sole power to vote or to direct the vote and 457,844 shares of Class A common stock in which Bard Associates has the sole power to dispose or to direct the disposition of, based solely on a Schedule 13G filed on February 13, 2018 for December 31, 2017.

(2)
The address of North Star Investment Management Corporation (“North Star”) is 20 N. Wacker Drive, Suite 1416, Chicago, Illinois 60606. Based solely on a Schedule 13D/A filed on January 8, 2018 for December 31, 2017, the total shares of Class A common stock comprised of 885,034 shares in which North Star has the sole power to vote or to direct the vote and 885,034 shares in which North Star has the sole power to dispose or to direct the disposition thereof. As of December 31, 2017, the following persons were known to the North Star to have the right to receive dividends from, or the proceeds from the sale of more than 5% of the Class A common stock of the Company: North Star Micro Cap Fund and North Star 10 10 Fund L.P.

(3)
The address of Twinleaf is 131 Brookwood Lane, New Canaan, CT 06840. The shares are allocated across nine (9) discretionary client accounts. Such clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No such client contains an interest relating to more than five percent (5%) of the class of securities. Mr. Spencer Grimes, as the Managing Member of Twinleaf, may be deemed to beneficially own the 408,106 shares of Class A common stock allocated across the discretionary accounts.

(4)
Mr. Benedetti also holds 12,136 restricted stock options which will fully vest on December 12, 2018.

(5)
The shares of Class A common stock and Class B common stock, and voting power thereof, are owned by the Carroll-Obremeskey Family Trust u/a/d 15 April 1996, a revocable trust established by Mr. Carroll and Ms. Obremskey. Mr. Carroll and Mrs. Obremskey are joint trustees of the Trust and each person has the power to vote and dispose of any and all securities held by the Trust. Both Mr. Carroll and Mrs. Obremskey disclaims beneficial ownership of the shares and options owned by the other. Does not include 806,596 LLC units, which have the right to exchange for shares of our Class A common stock on a one-for-one basis.

(6)
The shares of Class A common stock and Class B common stock, and voting power thereof, are owned by the Dolan 2005 Family Trust u/a/d 24 August 2005 and amended 28 September 2012, a revocable trust established by Mr. Paul E. Dolan, III and Mrs. Dolan. Mr. Paul E. Dolan, III and Mrs. Dolan are joint trustees of the Trust and each person has the power to vote and dispose of any and all securities held by the Trust. Both Mr. Paul E. Dolan, III and Mrs. Dolan disclaims beneficial ownership of the shares and options owned by the other. Does not include 774,128 LLC units, which have the right to exchange for shares of our Class A common stock on a one-for-one basis.

(7)
Mr. Forgue terminated employment with the Company on October 3, 2016.

(8)
Does not include 168,168 LLC units, which have the right to exchange for shares of our Class A common stock on a one-for-one basis.

(9)
Mr. Spencer Grimes, as the Managing Member of Twinleaf, may be deemed to beneficially own the 408,106 shares of Class A common stock allocated across Twinleaf’s nine discretionary client accounts.

(10)
The shares of Class A common stock and Class B common stock, and voting power thereof, are owned by the Hurst Family Trust u/a/d 1 August 2004, a revocable trust established by Mr. Hurst and Mrs. Hurst, husband and wife. Mr. Hurst and Mrs. Hurst are joint trustees of the Trust and each person has the power to vote and dispose of any and all securities held by the Trust. Both Mr. Hurst and Mrs. Hurst disclaims beneficial ownership of the share by the other. Does not include 819,114 LLC units, which have the right to exchange for shares of our Class A common stock on a one-for-one basis.

(11)
Consists of stock options to purchase 120,000 shares of Class A common stock and 60,000 restricted stock awards all of which became fully-vested on April 6, 2018 (pursuant to the terms of Mr. Meyer’s separation agreement). Mr. Meyer’s employment with the Company terminated on March 30, 2018.

(12)
Consists of stock options to purchase 70,000 shares of Class A common stock 17,500 of which are fully vested and issuable upon exercise. The remaining 52,500 shares will vest by May 9, 2020. Mr. Strobbe also holds 60,000 restricted stock awards, 10,000 of which will be fully vested by May 9, 2020. Mr. Strobbe also holds 60,000 restricted stock awards, 10,000 will be fully vested by October 30, 2021. The additional 50,000 restricted units fully vest subject to Change in Control manifesting by 10/17/2018.

(13)
Mr. Weber also holds 16,990 restricted stock options which will be fully vested by December 12, 2018 unvested restricted stock awards and 23,554 shares of Class A common stock. The 23,554 shares of Class A common stock, and voting power thereof, are owned by the Weber Revocable Trust, a revocable trust established by Mr. Paul Weber and Ms. Alicia Weber. Mr. Paul Weber and Ms. Alicia Weber are joint trustees of the Trust and each person has the power to vote and dispose of any and all securities held by the Trust. Both Mr. Paul Weber and Ms. Alicia Weber disclaims beneficial ownership of the shares and options owned by the other. Mr. Weber’ resigned as a director of the Company effective as of April 15, 2018.

(14)
Each holder of Class B common stock shall be entitled, without regard to the number of shares of Class B common stock held by such holder, to one vote for each LLC Unit held by such holder.

Audit Matters
Audit Committee Report
The Audit Committee has reviewed and discussed the audited consolidated financial statements with management of the Company and with the Company’s independent registered public accounting firm, BPM LLP.
The Audit Committee has discussed with BPM LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1., AU section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T.
The Audit Committee has received the written disclosures and the letter from BPM LLP required by the applicable requirements of the PCAOB regarding the communications of BPM LLP with the Audit Committee concerning the accountant’s independence, and has discussed with BPM LLP its independence from the Company and its management.
Based on the review and discussions referred to above, the Audit Committee recommended to our Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2017.
Audit Committee of the Board
Marcus Benedetti
Daniel A. Carroll

Independent Registered Public Accountants
BPM LLP served as our independent accountant for the fiscal years ended June 30, 2017 and 2016. The following table sets forth the aggregate amount of various professional fees billed by our principal accountants (in thousands):
	Years Ended June 30,
	2017	2016
Audit fees(1)	$281	$281
Audit-related fees(1)	—	—
Total audit and audit-related fees	$281	$281

(1)
All audit and audit-related fees are approved by the Audit Committee of the Board.

Audit Fees.   Audit fees consist of aggregate fees for professional services in connection with the audit of our annual financial statements, quarterly reviews of our financial statements included in our quarterly reports and services in connection with statutory and regulatory filings. All audit fees are approved by the Board.
Audit-Related Fees.   Audit-related fees consist of aggregate fees for assurance and related services related to the audit or review of our financial statements that are not reported under “Audit Fees” above.
Tax Fees.   Tax fees, which were not incurred, would include fees for professional services for tax compliance, tax advice and tax planning, primarily, fees related to tax preparation services.
All Other Fees.   Other fees, which were not incurred, would include fees for products and services other than the services reported above.
Pre-Approval Policies and Procedures
Our Audit Committee has established procedures for pre-approval of audit and non-audit services as set forth in the Audit Committee Charter. The Audit Committee considers whether the audit and audit-related fee provisions disclosed above are compatible with maintaining BPM LLP’s independence and has so determined that the services provided by BPM LLP are compatible with maintaining BPM LLP’s independence. The Audit Committee pre-approved audit services provided to us by BPM LLP in fiscal year 2017.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Background
The Audit Committee of our Board has selected BPM LLP, as our independent registered public accountants for the year ending June 30, 2018, and has further directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the annual meeting. A representative of BPM LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
If the stockholders fail to ratify the selection of BPM LLP as our independent registered public accountants for the year ending June 30, 2018, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF BPM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2018.

POLICIES AND PROCEDURES REGARDING RELATED PARTY TRANSACTIONS
AND DIRECTOR INDEPENDENCE
Our Board reviews related party transactions for potential conflict of interest issues. Our Board has adopted a written related party transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness or employment by us or a related person.
Grape and Bulk Wine Agreements
We enter into grape and bulk wine purchase agreements from time to time with entities in which our executives and/or founders have financial interests. We have entered into such arrangements with:
•
Ghianda Rose Vineyard, which is owned by Diana Fetzer, wife of Paul E. Dolan, III, a member of our Board.

•
Gobbi Street Vineyards, which is partly owned by Diana Fetzer and Paul E. Dolan, III’s daughter, Nya Kusakabe.

•
Dark Horse Farming Company, which is owned by Paul E. Dolan, III (75%), and Heath E. Dolan (25%).

•
Premium Wine Storage, which is owned by Paul E. Dolan, III (33%) and Heath E. Dolan (33%).

We believe these arrangements reflect substantially the same market terms we would receive in transactions with unaffiliated third parties. However, if we fail to receive market terms for these transactions or other similar transactions in the future, our profits could be reduced.
During the fiscal year 2017, payments of  $64K and $188K to Dark Horse Farming Company, and Premium Wine Storage, respectively were made.
Security Agreements and Limited Guaranties
The bank borrowings are collateralized by substantially all of the Company’s assets. Additionally, certain LLC members who are also executive officers and/or directors of the Company, as well as certain trusts and other entities under their control (together, the “Guarantors”), have entered into limited guarantee agreements which guarantee the payment to the bank of all sums presently due and owning and all sums which shall in the future become due and owning. The liability of the individual Guarantors ranges from 23% to 61% of the sum of all obligations due plus the costs, expenses and interest associated with the collection of amounts recoverable under the guaranties.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than ten percent (10%) of our common stock, who are hereinafter collectively referred to as the Reporting Persons, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership of our common stock on Forms 3, 4 and 5. Reporting Persons are required by applicable SEC rules to furnish us with copies of all such forms filed with the SEC pursuant to Section 16(a) of the Exchange Act. To our knowledge, based solely on our review of the copies of the Forms 3, 4 and 5 received by us during the fiscal year ended June 30, 2017 and written representations that no other reports were required, we believe that all reports required to be filed by such persons with respect to the Company’s fiscal year ended June 30, 2017, were timely filed, except that Barrie Graham and Marcus Benedetti filed a late Form 4 and Paul J. Weber and John D. Fruth failed to file a Form 4.

Director Independence
Our common stock is listed on The NASDAQ Capital Market. As required under the listing standards of NASDAQ, a majority of the members of the Board must qualify as “independent” as affirmatively determined by the Board. Our Board has affirmatively determined that the following four directors are independent within the meaning of the applicable NASDAQ listing standards: Messrs. Benedetti, Carroll, Graham and Grimes and Ms. Hansen.
Stockholder Proposals and Nominations
Proposals Pursuant to Rule 14a-8.   Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in the 2018 proxy statement, your proposal must be received by us no later than December 8, 2018, and must otherwise comply with Rule 14a-8. While our Board of Directors will consider stockholder proposals, we reserve the right to omit from the proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.
Other Proposals and Nominations.   For proposals not made in accordance with Rule 14a-8, pursuant to Rule 14a-4(c), in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to our Corporate Secretary at our principal offices no later than December 8, 2018. If notice of any stockholder proposal is received after December 8, 2018, then the notice will be considered untimely and we are not required to present such proposal at the 2018 Annual Meeting, and then the persons named in proxies solicited by our Board of Directors for the 2018 Annual Meeting may exercise discretionary voting power with respect to such proposal. You may write to our Corporate Secretary at our principal executive offices, Truett-Hurst, Inc., P.O. Box 1532, Healdsburg, California 95448, and Attention: Corporate Secretary, to deliver the notices discussed above.
Proxy Solicitation Costs
The enclosed proxy is being solicited by the Board of the Company. We will bear the entire cost of solicitation of proxies on behalf of the Company, including preparation, assembly, printing and mailing of this Proxy Statement, the enclosed proxy card, the enclosed annual report for fiscal year ended 2017, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Truett-Hurst, Inc., P.O. Box 1532, Healdsburg, California 95448, Attention: Investor Relations, or contact Investor Relations by telephone at 707.431.4436. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Annual Report on Form 10-K
We will provide to any stockholder without charge a copy of our 2017 annual report on Form 10-K upon written request to our Corporate Secretary at Truett-Hurst, Inc., P.O. Box 1532, Healdsburg, California, 95448. Our annual report booklet and this Proxy Statement are also available online at www.truetthurstinc.com.

OTHER BUSINESS
The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the Board of Directors may recommend.
Whether or not you plan to attend the Annual Meeting, please cast your vote online, via telephone, or complete, date, sign and promptly return the enclosed proxy card or voting instruction card in the enclosed postage-paid envelope before the Annual Meeting so that your shares will be represented at the Annual Meeting.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR ITS APPENDICES TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MAY 1, 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.
By order of the Board of Directors
/s/ Phillip L. Hurst

Phillip L. Hurst
Chief Executive Officer
Healdsburg, California

APPENDIX A

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
TRUETT-HURST, INC.
Truett-Hurst, Inc.
Proxy for 2017 Annual Meeting of Stockholders
May 30, 2018
(This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)
A-1

ANNUAL MEETING OF STOCKHOLDERS OF

TRUETT-HURST, INC.

May 30, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 p.m. Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.truetthurstinc.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333300000000000 9 053018

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-ELECTION AND ELECTION OF DIRECTORS, AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
Phillip L. Hurst	Class II director	☐	☐	☐
Paul E. Dolan, III	Class II director	☐	☐	☐
Daniel A. Carroll	Class II director	☐	☐	☐
Marcus Benedetti	Class II director	☐	☐	☐

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. **If no direction is made, this proxy will be voted "FOR ALL NOMINEES" proposal 1, and "FOR" proposal 2.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TRUETT-HURST, INC.

Proxy for Annual Meeting of Stockholders on May 30, 2018

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Phillip L. Hurst and Karen Weaver as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of common stock of Truett-Hurst, Inc. held of record by the undersigned at the close of business on April 30, 2018 at the Annual Meeting of Stockholders to be held on Wednesday, May 30, 2018 at 10:00 a.m. Pacific Time at the Truett-Hurst Winery located at 5610 Dry Creek Road, Healdsburg, CA 95448, and at any adjournment thereof.

(Continued and to be signed on the reverse side.)

1.1 14475